UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

TIAA-CREF Institutional Mutual Funds.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Correction to Exhibit G to the Proxy Statement
For the TIAA-CREF Institutional Mutual Funds
Dated November 29, 2005

Please be advised that the holdings listed in EXHIBIT G, the “Principal Holders of Fund Shares” section of the printed proxy statement, are incorrect. The following replaces Exhibit G in the printed proxy statement:

EXHIBIT G

Principal Holders of Fund Shares

The following is a list of all shareholders known by Institutional Funds to own of record or beneficially 5% or more of any class of any of the Funds, as of September 30, 2005:

SEI Private Trust Company
One Freedom Valley Drive
Oaks, PA 19456

*	The following shares are held for the benefit of clients of TIAA-CREF Trust Company, FSB. If any customer individually owns 5% or more of a class of a Fund, they are also reported separately below under their names.

Fund/Class	Percent of Holdings	Shares
International Equity Fund — Institutional Class	34.37%	18,866,049.05
Large-Cap Value Fund — Institutional Class	14.28%	2,145,915.04
Small-Cap Equity Fund — Institutional Class	53.23%	3,920,281.13
Real Estate Securities Fund — Institutional Class	37.34%	6,220,700.81
Social Choice Equity — Institutional Class	60.01%	6,782,982.32
Bond Fund — Institutional Class	22.77%	32,834,354.46
Inflation-Linked Bond — Institutional Class	14.40%	4,383,321.84

TIAA-CREF Trust Company, FSB
One Metropolitan Square
211 North Broadway, Suite 1000
St. Louis, MO 63102

Fund/Class	Percent of Holdings	Shares
International Equity Fund — Institutional Class	23.64%	12,979,586.48
Social Choice Equity Fund — Institutional Class	26.94%	3,045,397.13
Inflation-Linked Bond Fund — Institutional Class	14.37%	4,375,123.55
Bond Fund — Institutional Class	19.20%	27,678,960.22
Large-Cap Value Fund — Institutional Class	14.20%	2,149,063.30
Real Estate Securities Fund — Institutional Class	35.04%	5,837,500.70
Small-Cap Equity Fund — Institutional Class	53.26%	3,922,787.39

*	The majority of these shares are held for the benefit of clients of the Trust Company by SEI and are included in the ownership totals for SEI noted above. The Trust Company holds these shares in a fiduciary capacity for its clients and has investment discretion over them.

California Golden State ScholarShare College Savings Trust (529 Plan)
CA State Treasurer’s Office
915 Capitol Mall, Room 110
Sacramento, CA 95814

Fund/Class	Percent of Holdings	Shares
International Equity Fund — Institutional Class	27.69%	15,189,690.73
Large-Cap Value Fund — Institutional Class	41.36%	6,215,621.77
Small-Cap Equity Fund — Institutional Class	14.39%	1,059,578.02
Social Choice Equity Fund — Institutional Class	39.99%	4,519,935.14
Bond Fund — Institutional Class	28.61%	41,193,625.09
Money Market Fund — Institutional Class	29.91%	59,993,495,05

CHET (529 Plan)
Office of the Treasurer
55 Elm Street
Hartford, CT 06106

Fund/Class	Percent of Holdings	Shares
Large-Cap Value Fund — Institutional Class	12.17%	1,828,985.85
Real Estate Securities Fund — Institutional Class	8.08%	1,345,691.36
Bond Fund — Institutional Class	10.75%	15,471,900.27
Inflation-Linked Bond — Institutional Class	16.06%	4,888,185.57
Money Market Fund — Institutional Class	13.71%	27,500,331.14

Georgia Higher Education Savings Plan Trust (529 Plan)
PO Box 105307
Atlanta, GA 30348-5307

Fund/Class	Percent of Holdings	Shares
Real Estate Securities Fund — Institutional Class	5.98%	992,374.72
Inflation-Linked Bond — Institutional Class	7.45%	2,267,072.80

The Kentucky Education Savings Plan Trust (529 Plan)
PO Box 8100
Boston, MA 02266-8100

Fund/Class	Percent of Holdings	Shares
Inflation-Linked Bond — Institutional Class	5.20%	1,580,957.30

Michigan Education Savings Program (529 Plan)
Executive Director — Met
Director of Treasury
PO Box 30198
Lansing, MI 48909

Fund/Class	Percent of Holdings	Shares
International Equity Fund — Institutional Class	8.22%	4,509,793.16
Small-Cap Equity Fund — Institutional Class	15.65%	1,152,339.75
Real Estate Securities Fund — Institutional Class	13.66%	2,272,454.94
Bond Fund — Institutional Class	14.65%	21,067,938.60
Inflation-Linked Bond — Institutional Class	21.32%	64,901,147.64
Money Market Fund — Institutional Class	21.32%	42,761,808.86

The Minnesota College Savings Plan (529 Plan)
PO Box 64028
St. Paul, MN 55164-0028

Fund/Class	Percent of Holdings	Shares
International Equity Fund — Institutional Class	6.56%	3,597,494.76
Real Estate Securities Fund — Institutional Class	8.76%	1,457,745.29
Inflation-Linked Bond — Institutional Class	7.08%	2,153,619.67
Money Market Fund — Institutional Class	6.81%	13,650,453.69

Missouri Saving for Tuition Program (529 Plan)
Missouri’s State Treasurer’s Office
Capitol Building, Room 229
201 West Capitol Avenue
Jefferson City, MO 65101

Fund/Class	Percent of Holdings	Shares
International Equity Fund — Institutional Class	13.07%	7,174,445.47
Large-Cap Value Fund — Institutional Class	24.61%	3,698,829.90
Small-Cap Equity Fund — Institutional Class	9.23%	679,669.40
Real Estate Securities Fund — Institutional Class	15.50%	2,580,316.12
Bond Fund — Institutional Class	9.61%	13,831,095.65
Inflation-Linked Bond — Institutional Class	13.87%	4,221,670.23
Money Market Fund — Institutional Class	13.42%	26,920,089.96

Oklahoma State Regents for Higher Education (529 Plan)
655 Research Parkway, Suite 200
Oklahoma City, OK 73104

Fund/Class	Percent of Holdings	Shares
Inflation-Linked Bond — Institutional Class	7.82%	2,381,631.53

Teachers Insurance and Annuity Association of American
(a New York stock life insurance company)
730 Third Avenue
New York, NY 10017

Fund/Class	Percent of Holdings	Shares
Real Estate Securities Fund — Retail Class	9.68%	1,080,538.10

TIAA-CREF Managed Allocation Fund
730 Third Avenue
New York, NY 10017

Fund/Class	Percent of Holdings	Shares
Large-Cap Value Fund — Retail Class	65.66%	7,911,938.61
Small-Cap Equity Fund — Retail Class	23.41%	1,067,809.27

JPMorgan Retirement Plans Program
c/o JPMorgan Chase Bank
Attn: DC Plan Service Team
3 Metrotech Ctr.
Brooklyn, NY 11245-0001

Fund/Class	Percent of Holdings	Shares*
International Equity Fund — Retirement Class	9.20%	1,718,761.11
Large-Cap Value Fund — Retirement Class	9.00%	992,090.99
Real Estate Securities Fund — Retirement Class	12.18%	1,249,347.11
Small-Cap Equity Fund — Retirement Class	11.67%	1,265,613.41

*	These shares generally are held on behalf of retirement plan participants. None of these participants individually owns 5% or more of a class of a Fund.

TIAA-CREF Individual & Institutional Services, Inc.
For the Exclusive Benefit of Customers
730 Third Avenue
New York, NY 10017

Fund/Class	Percent of Holdings	Shares*
Social Choice Equity Fund — Retirement Class	95.77%	4,759,535.32
International Equity Fund — Retirement Class	90.79%	16,958,743.95
Large-Cap Value Fund — Retirement Class	91.00%	10,029,357.04
Real Estate Securities Fund — Retirement Class	87.69%	8,993,040.37
Small-Cap Equity Fund — Retirement Class	88.33%	9,582,123.26

*	These shares generally are held on behalf of retirement plan participants. None of these participants individually owns 5% or more of a class of a Fund.

James S McDonnell Foundation
1034 S Brentwood Blvd — Ste 1860
St. Louis, MO 63117-1229

*	As the Trust Company has investment discretion over these shares, they are also reported under the totals for SEI and the Trust Company above.

Fund/Class	Percent of Holdings	Shares
International Equity Fund — Institutional Class	8.48%	4,652,759.23

Bank of America
MFO 8559
PO Box 831575
Dallas, TX 75283

*	These shares are also reported under the totals for SEI above, because they are held through the Trust Company.

Fund/Class	Percent of Holdings	Shares
Social Choice Equity Fund — Institutional Class	7.93%	896,252.51

Newspaper Guild of New York
830 Bear Tavern Road
PO Box 1028
Trenton, NJ 08628-0230

*	These shares are also reported under the totals for SEI above, because they are held through the Trust Company.

Fund/Class	Percent of Holdings	Shares
Social Choice Equity Fund — Institutional Class	15.68%	1,772,184.89

Kentucky Foundation for Women
1215 Heyburn Building — 322 West Broadway
Louisville, KY 40202

*	These shares are also reported under the totals for SEI above, because they are held through the Trust Company.

Fund/Class	Percent of Holdings	Shares
Social Choice Equity Fund — Institutional Class	6.53%	738,225.00